                                                                    EXHIBIT 3.13

                          CERTIFICATE OF CONSOLIDATION
                                       OF
                BELSON CORPORATION AND THE HIGHFIELD MFG. COMPANY
                                      INTO
                            CLARKSON INDUSTRIES, INC.
                UNDER SECTION 904 OF THE BUSINESS-CORPORATION LAW
                            OF THE STATE OF NEW YORK

     WE, THE UNDERSIGNED, LEVIS L. STEPHENSON and EDWARD J. FLOCCO, being respectively the President and the Secretary of Belson Corporation, and CARLTON
A. HOHLOCH and EDWARD J. FLOCCO, being respectively the Vice President and the Assistant Secretary of The Highfield Mfg. Company, hereby certify:

     FIRST: (a) The name of each constituent corporation is as follows:

               BELSON CORPORATION
               THE HIGHFIELD MFG. COMPANY

            (b) The name of the consolidated corporation shall be CLARKSON INDUSTRIES, INC.

     SECOND: As to each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof are as follows:

     Belson Corporation has authorized one class of shares to wit; common shares without par value, of which there are 4,697 outstanding and entitled to vote.

     The Highfield Mfg. Company has authorized one class of shares, to wit, shares of capital stock of the par value of One ($1.00) Dollar each, of which there are 1,219 outstanding and entitled to vote.

     THIRD: As statements required to be included in a certificate of incorporation for a corporation formed under the Business Corporation Law, the following are set fourth:

       (a) The name of the consolidated corporation is Clarkson Industries, Inc.

       (b) The purposes for which the consolidated corporation is formed are as follows:

              (i) To manufacture, purchase, produce or otherwise acquire, prepare, invest in, own, mortgage, pledge, sell, assign, transfer or otherwise dispose of, trade, deal in and deal with:

                  (aa) Air appliance products, including industrial blowers and exhausters and related equipment, portable and stationary industrial vacuum cleaning systems, pneumatic conveying equipment, dust collectors, continuous strip and sheet dryers for the metal working industries, air vacuum equipment, steam and gas operated air heaters and related products and variations thereof.

                  (bb) Industrial filtration equipment, including magnetic type separators; flotation type clarifiers, disposable filter-media type filters, diatomaceous earth type filters and other filtration systems and related products and variations thereof.

                  (cc) Castings in ?ray iron and semi-steel and related products and variations thereof.

                  (dd) Plumbing, heating and construction equipment, including fusible, non-fusible and tank valves, check valves fuel oil filters, thermal switches, locking devices for gas products, and other uses, metal bearings, scribers, pipe, pipe ???pples, pipe fittings and related products and variations thereof.

                  (ee) Parts and accessories for electric control systems, including electrical coils and solenoids and related products and variations thereof.

              (ii) To manufacture, purchase, or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade, deal in and deal with goods, wares and merchandise and personal property of every class and description.

              (iii) To acquire property for the corporate purposes by grant, gift, purchase, devise or bequest, and to bold and to dispose of the same, subject to the limitations as may be prescribed by law.

              (iv) To guarantee any obligation for the payment of money to the extent provided by law.

              (v) To acquire and pay for in cash, stock or bonds of the consolidated corporation or otherwise, the good will, rights, assets and property of, and to undertake or assume the whole or any part of the obligations or liabilities of, any person, firm, association or corporation.

              (vi) To acquire, hold, use, sell, assign, lease, grant licenses in respect of, mortgage or otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trademarks and trade names, relating to or useful in connection with any business of the consolidated corporation.

              (vii) To purchase, acquire, hold and dispose of bonds, notes or chosen in acting of any person or persons, partnership or corporation and to pledge the same to secure the payment of collateral trust bonds or notes and to sell or otherwise negotiate such collateral trust bonds or notes.

              (viii) To purchase, acquire, hold and dispose of the stocks, bonds and other evidences of indebtedness of any corporation, domestic or foreign, and issue in exchange thereof for its stock, bonds or other obligations.

              (ix) To borrow money and contract debts, when necessary for the transaction of the business of the corporation, or for the exercise of its corporate rights, privileges or franchises, or for any other lawful purpose of its incorporation and to issue and dispose of obligations for any amount so borrowed and to mortgage its property and franchises to secure the payment of such obligations, or of any debt contracted for such purposes, in the manner authorized by law.

              (x) To purchase, hold, sell and transfer its own shares of any class; provided it shall not use its funds or property for the purchase of its own shares when such use would cause any impairment of its capital except as otherwise permitted by law.

              (xi) To have one or more offices, to transact business and conduct its affairs in whole or in part in other states of the United States of America, in the district of Columbia, in any of the territories, districts, protectorates, dependencies or insular or other possessions thereof, or in any foreign countries, and to acquire, hold and dispose of such property therein, real, personal and mixes, as may be requisite for the transaction of its business and the conduct of its affairs.

              (xii) To have and exercise all the powers conferred by the laws of New York upon corporations formed under the Business Corporation Law hereinbefore referred to, and to do any or all of the things hereinbefore set forth to the ??? extent as natural persons might or ??? ???

              (xiii) The foregoing clauses shall be construed both as objects and powers, and it is hereby expressly provided that the foregoing ??? of specific powers shall not be ??? to limit or restrict in any manner the powers of the consolidated corporation.

       (c) The aggregate number of shares which the consolidated corporation shall have authority to issue is Eight hundred thousand (800,000) common shares at the par value or One ($1.00) Dollar per share. No holder or shares, of the consolidated corporation of any class, now or hereafter authorized shall have any preferential or preemptive right to subscribe for, purchase or receive any shares of the consolidated corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the consolidated corporation.

       (d) The office of the consolidated corporation is to be located in the City, County and state of New York.

       (e) The Secretary of State of the State of New York is hereby designated as the agent of the consolidated corporations upon which any process in any action or proceeding against it may be served. The address to which the secretary of State shall mail the copy of process in any action or proceeding against the consolidated corporation which may be served upon him; is:

                             c/o The Corporation Trust Company
                                 277 Park Avenue
                                 New York, N.Y. 10017

       (f) The name and address of the registered agent of the consolidated corporation upon whom process against it may be served is The Corporation Trust Company, 277 Park Avenue, New York, N.Y. 10017.

     FOURTH: The date when the Certificate of Incorporation of Belson Corporation was filed by the Department of State is March 25, 1963.

     FIFTH: The jurisdiction of Incorporation of The Highfield Mfg. Company is the State of Maryland and the date of incorporation of the Highfield Mfg. Company in June 5, 1946.

     SIXTH: No application by The Highfield Mfg. Company for authority to do business in the State of New York has been filed by the Department of State.

     SEVENTH: The effective date of the consolidation of Belson Corporation and The Highfield Mfg. Company into Clarkson Industries, Inc. in December 1, 1967.

     EIGHTH: The proposed consolidation may be abandoned prior to the ??? date of such consolidation, but not later than thirty (30) days after the last meeting of shareholders of either of the constituent corporations at which the consolidation was approved, by the majority vote of the entire board of directors of each of the constituent corporations, provided, however, that written notice of such abandonment shall be delivered prior to such effective date of consolidation to the Department of State of the State of New York and provided further that notice of such abandonment shall be given promptly to the State Department of Assessments and Taxation of the State of Maryland.

     NINTH: The consolidation was adopted by each constituent corporation in the following manner:

       (a) As to Belson Corporation, by the affirmative vote of at least two-thirds (2/3rds) of the issued and outstanding shares entitled to vote thereon.

       (b) As to The Highfield Mfg. Company, by the affirmative vote of at least two-thirds (2/3rds) of the issued and outstanding shares entitled to vote thereon. The Highfield Mfg. Company has complied with the applicable provisions of the laws of the State of Maryland in which it is incorporated and this consolidation is permitted by such laws.

     IN WITNESS WHEREOF, we have signed this certificate on the 28th day of November, 1967 and we affirm the statements therein contained as true under penalties or perjury.

                                             BELSON CORPORATION

                                             By /s/ [ILLEGIBLE]
                                                --------------------------
                                                [ILLEGIBLE]
                                                   President

                                             By /s/ [ILLEGIBLE]
                                                --------------------------
                                                [ILLEGIBLE]
                                                    Secretary


                                             THE HIGHFIELD MFG. COMPANY

                                             By /s/ [ILLEGIBLE]
                                                --------------------------
                                                [ILLEGIBLE]
                                                    Vice President

                                             By /s/ [ILLEGIBLE]
                                                --------------------------
                                                [ILLEGIBLE]
                                                    Assistant Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                            CLARKSON INDUSTRIES, INC.
                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

                                   ----------

     THE UNDERSIGNED, being the President and Secretary, respectively, of Clarkson Industries, Inc., hereby certify that:

     FIRST. The name of the corporation is Clarkson Industries, Inc.

     SECOND. The certificate of incorporation of the corporation, being Article THIRD of the Certificate of Consolidation of Belson Corporation and The Highfield Mfg. Company, Inc. into Clarkson Industries, Inc. filed by the Department of State on December 1, 1967, was filed by the Department of State on December 1, 1967 as aforesaid.

     THIRD. Paragraph (c) of said certificate of incorporation, dealing with authorized shares, is hereby amended to increase the aggregate number of shares which the corporation shall have authority to issue from Eight hundred thousand (800,000) common shares of the par value of One ($1.00) Dollar per share to One million two hundred thousand (1,200,000) common shares of the par value of One ($1.00) Dollar per share. To effect such amendment, the first sentence of said Paragraph (c) is hereby amended to read as follows:

       "(a) The aggregate number of shares which the consolidated corporation shall have authority to issue is One million two hundred thousand (1,200,000) common shares of the par value of One ($1.00) Dollar per share."

     FOURTH. The foregoing amendment of the certificate of incorporation was authorized by the unanimous written consent of all shareholders of the corporation.

     IN WITNESS WHEREOF, the undersigned have hereunto signed this certificate this 16th day of January, 1968.

                                                      /s/ ??? L. Stephenson
                                                      --------------------------
                                                          ??? L. Stephenson
                                                               President

                                                      /s/ Edward J. Flocco
                                                      --------------------------
                                                          Edward J. Flocco
                                                             Secretary

STATE OF NEW YORK    )
                     :  ss. :
COUNTY OF NEW YORK   )

     EDWARD J. FLOCCO, being duly sworn, deposes and says that be in the Secretary of Clarkson Industries, Inc., the corporation named in the foregoing Certificate of Amendment of Certificate of Incorporation, that he has read and signed the same and that the statements therein contained are true.

Sworn to before me this          :
16th day of January, 1968.       :                    /s/ Edward J. Flocco
                                                    ----------------------------
                                                          Edward J. Flocco
                                                             Secretary

/s/ [ILLEGIBLE]
---------------------------

[SEAL]

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                            CLARKSON INDUSTRIES, INC.
                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

                                   ----------

     THE UNDERSIGNED, being the President and Secretary, respectively, of Clarkson Industries, Inc., hereby certify that:

     FIRST. The name of the corporation is Clarkson Industries, Inc.

     SECOND. The certificate of incorporation of the corporation, being Article THIRD of the Certificate of Consolidation of Belson Corporation and The Highfield Mfg. Company, Inc. into Clarkson Industries, Inc. filed by the Department of State on December 1, 1967, was filed by the Department of State on December 1, 1967 as aforesaid. A certificate of amendment of certificate of incorporation of the corporation, under Section 805 of the Business Corporation Law, was filed by the Department of State on January 18, 1968 amending paragraph
(c) of the certificate of incorporation of the corporation to increase the aggregate number of shares which the corporation shall have authority to issue from Eight hundred thousand (800,000) common shares of the par value of One ($1.00) Dollar per share to One million two hundred thousand (1,200,000) common shares of the par value of One ($1.00) Dollar per share.

     THIRD. The certificate of incorporation of Clarkson Industries, Inc. as amended, is hereby further amended, pursuant to Section 801 (b)(7) of the Business Corporation Law, to effect a further increase in the aggregate number of shares which the corporation shall have authority to issue from One million two hundred thousand (1,200,000) common shares of the par value of One ($1.00) Dollar per share to Four million (4,000,000) common shares of the par value of One ($1.00) Dollar per share.

     FOURTH. To effect such amendment, the first sentence of paragraph (c) of the certificate of incorporation of the corporation is hereby further amended to read as follows:

     "(c) The aggregate number of shares which the consolidated corporation shall have authority to issue is Four million (4,000,000) common shares of the par value of One ($1.00) Dollar per share."

     FIFTH. The manner in which this amendment to the certificate of incorporation of Clarkson Industries, Inc. was authorized was by the affirmative note of the holders of a majority of all outstanding shares entitled to vote thereon at the annual meeting of shareholders of said corporation duly called and held on the 4th day of September, 1969, a quorum being present.

     IN WITNESS WHEREOF, the undersigned have hereunto signed this certificate this ??? day of September, 1969.

                                                    /s/ Hugh K. Stevenson
                                                    ----------------------------
                                                        Hugh K. Stevenson,
                                                           President

                                                    /s/ Edward J. Flocco
                                                    ----------------------------
                                                        Edward J. Flocco
                                                           Secretary

STATE OF NEW YORK    )
                     :  ss. :
COUNTY OF NEW YORK   )

     EDWARD J. FLOCCO, being duly sworn, deposes and says that be is the Secretary of Clarkson Industries, Inc., the corporation named in the foregoing Certificate of Amendment of Certificate of Incorporation, that he has read and signed the same and that the statements therein contained are true.

Sworn to before me this
12th day of January, 1969                           /s/ Edward J. Flocco
                                                    ----------------------------
                                                        Edward J. Flocco
                                                           Secretary

/s/ [ILLEGIBLE]
-----------------------
    Notary Public

[SEAL]

                                   CERTIFICATE

                                       OF

                                     MERGER

                                       OF

                          THE MORSE-SMITH-MORSE COMPANY

                                      INTO

                            CLARKSON INDUSTRIES, INC.
                UNDER SECTION 905 OF THE BUSINESS CORPORATION LAW

                                     * * * *

     CLARKSON INDUSTRIES, INC., pursuant to the provisions of Section 905 of the Business Corporation Law of the State of New York hereby certifies as follows:

     1. The name of the subsidiary corporation to be merged is THE MORSE-SMITH-MORSE COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of Connecticut.

     2. The outstanding shares of The Morse-Smith-Morse Company consist of 100 shares of capital stock of the par value of $10 each, all of which shares are owned by Clarkson Industries, Inc., the surviving corporation.

     3. (a) The certificate of incorporation of Clarkson Industries, Inc., being Article THIRD of the Certificate of Consolidation of Belson Corporation and The Highfield Mfg. Company, Inc, into

Clarkson Industries, Inc, was filed in the Department of State on the first day of December, 1967.

        (b) The Morse-Smith-Morse Company was incorporated under the laws of the State of Connecticut on the 16th day of June, 1952 and no application has been filed by it for authority to do business in the State of New York.

        (c) The laws of the State of Connecticut permit this type of merger.

     4. The merger of The Morse-Smith-Morse Company into Clarkson Industries, Inc. shall be effective on April 30, 1970.

     5. The plan of merger was adopted by the Board of Directors of Clarkson Industries, Inc., the surviving corporation.

     IN WITNESS WHEREOF, this certificate has been signed on the 10th day of April, 1970, and the statements contained therein are affirmed as true under penalty of perjury.

                                                  CLARKSON INDUSTRIES, INC.

                                             By:  /s/ Hugh K. Stevenson
                                                  ------------------------------
                                                    Hugh K. Stevenson, President

                                                  /s/ Edward J. Flocco
                                                  ------------------------------
                                                    Edward J. Flocco, Secretary

                              CERTIFICATE OF CHANGE

                                       OF

                            CLARKSON INDUSTRIES, INC.

               UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

     WE, THE UNDERSIGNED, Hugh K. Stevenson and Eileen K. Rada, being respectively the President and the Secretary of Clarkson Industries, Inc., hereby certify:

     1. The name of the corporation is CLARKSON INDUSTRIES, INC.

     2. The Certificate of Incorporation of said corporation (being Article THIRD of the Certificate of Consolidation of Belson Corporation and The Highfield Mfg. Company into Clarkson Industries, Inc. filed by the Department of State on December 1, 1967), was filed by the Department of State on December 1, 1967, as aforesaid.

     3. The following was authorized by the Board of Directors:

     To change the location of the corporation's office in New York from the City and County of New York to the City of Syracuse, County of Onandaga.

     IN WITNESS WHEREOF, we have signed this certificate on the 9th day of September, 1976 and we affirm the statements contained therein as true under penalties of perjury.

                                                     /s/ Hugh K. Stevenson
                                                     ---------------------------
                                                         Hugh K. Stevenson
                                                             President

                                                     /s/ Eileen K. Rada
                                                     ---------------------------
                                                         Eileen K. Rada
                                                            Secretary

                              CERTIFICATE OF MERGER

                                       OF

                                 CI INTERIM INC.

                                      INTO

                            CLARKSON INDUSTRIES, INC.

                UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

     We, the undersigned, HUGH K. STEVENSON and EILEEN K. RADA, being respectively the President and Secretary of Clarkson Industries, Inc., a New York corporation ("Clarkson") and ??? and ??? being respectively the President and Secretary of CI Interim Inc. a New York corporation ("Sub"), hereby certify:

     FIRST: The constituent corporations are Clarkson Industries, Inc. and CI Interim Inc. The Certificate of Incorporation of Clarkson Industries, Inc. (being Article THIRD of the Certificate of Consolidation of Belson Corporation and The Highfield Mfg. Company, Inc. into Clarkson Industries, Inc. filed by the Department of State of the State of New York on December 1, 1967), was filed by the Department of State of the State of New York on December 1, 1967, and amended by Certificate of Amendments thereto filed by the Department of the State of New York on January 18, 1968, September 17, 1969 and September 14, 1976. The Certificate of Incorporation of CI Interim, Inc. was filed by the Department of State of the State of New York on January 5, 1978.

     SECOND: The Surviving Corporation is Clarkson.

     THIRD: The designation of the only class of outstanding shares of Clarkson is Common Stock, par value $1.00 per share. The total number of such shares outstanding is 1,144,584. Each share is entitled to one vote.

     FOURTH: The designation of the only class of outstanding shares of Sub is Common Stock par value $1.00 per share. The total number of such shares outstanding is 100. Each share is entitled to one vote.

     FIFTH: The Certificate of Incorporation of Clarkson, as amended as set forth above, is hereby further amended by deleting paragraph (c) of Article THIRD in its entirety and inserting the following in lieu thereof.

            (e) The authorized number of shares of the capital stock of the corporation is 20,000, par value $1.00 per share, all of which are designated as Common Stock.

     SIXTH: As Agreement and Plan of Merger dated January 9, 1976 among Thomas Tilling Limited, an English Corporation, Thomas Tilling Inc, a Delaware corporation, Clarkson and Sub setting forth the plan of merger of Sub into Clarkson in accordance with the provisions of Section 90? of the Business Corporation Law of the State of New York was duly adopted by unanimous written consent of the Board of Directors of Sub on January 5, 1978 and was duly approved by unanimous written consent of the sole shareholder of Sub on February 28, 1978. Said Agreement and Plan of Merger was duly adopted by resolution of the Board of Directors of Clarkson at a meeting of said Board duly called and held on January ?, 1978, at which a quorum was present and acting throughout. Said

Agreement and Plan of Merger was thereafter duly submitted to the shareholders of Clarkson by its Board of Directors at a Special Meeting of Shareholders duly called and held on February 28, 1978. At said Special Meeting of Shareholders of the shareholders of Clarkson said Agreement and Plan of Merger was considered and a vote of the shareholders was taken by ballot, cast in person or by proxy, for the adoption or rejection of said Agreement and Plan of Merger, and the vote of the holders of 83.69% of the total number of issued and outstanding shares of the Common Stock of Clarkson were cast in favor of the adoption of said-Agreement and Plan of Merger.

     IN WITNESS WHEREOF, this Certificate of Merger has been signed on the 1st day of March, 1978, and the statements contained herein are affirmed as true under penalty of perjury.

                                               CLARKSON INDUSTRIES, INC.

                                               By  /s/ [ILLEGIBLE]
                                                   ----------------------------
                                                           PRESIDENT

                                                   /s/ Eileen K. Rada
                                                   ----------------------------
                                                           SECRETARY


                                               CI INTERIM, INC.

                                               By  /s/ [ILLEGIBLE]
                                                   ----------------------------
                                                           PRESIDENT

                                                   /s/ Burton Z. Alter
                                                   ----------------------------
                                                           SECRETARY

STATE OF NEW YORK    )
                       ss. :
COUNTY OF NEW YORK   )

     Eileen K. Rada, being duly sworn, deposes and says that she is the Secretary of CLARKSON INDUSTRIES, INC., that she has read the foregoing Certificate and knows the contents thereof and that the statements therein contained in respect of CLARKSON INDUSTRIES, INC., are true.

                                               /s/ Eileen K. Rada
                                               --------------------------------
                                                   Eileen K. Rada

         Sworn to before me this
         1st day of March, 1978

         /s/ Connie Stayros
         -----------------------------
                Notary Public

[SEAL]

STATE OF NEW YORK   )
                      ss. :
COUNTY OF NEW YORK  )

     Burton Z. Alter, being duly sworn, deposes and says that he is the Secretary of CI INTERIM INC., that he has read the foregoing Certificate and knows the contents thereof and that the statements therein contained in respect of CI INTERIM INC., are true.

                                               /s/ Burton Z. Alter
                                               --------------------------------
                                                        Burton Z. Alter

         Sworn to before me this
         1st day of March 1978

         /s/ Connie Stayros
         -----------------------------
                Notary Public


[SEAL]

                                   CERTIFICATE

                                       OF

                                     MERGER

                                       OF

                              TECHTRON MFG., INC.,

                                      INTO

                           CLARKSON INDUSTRIES, INC.,

                UNDER SECTION 905 OF THE BUSINESS CORPORATION LAW

                                     * * * *

     Lester Lieberman and John D. ???, pursuant to the provisions of Section 905 of the Business Corporation Law of the State of New York, hereby certify as follows:

     1. Clarkson Industries, Inc., a corporation of the State of New York owns all of the outstanding shares of Techtron Mfg., Inc., formed under the name of Connecticut Coil Corporation.

     2. As to the subsidiary corporation, the designation and number of outstanding shares (of each class) and the number of such shares owned by the surviving corporation are as follows:

                                   Designation and                  Number of
                                       Number of                   Shares Owned
  Name of Subsidiary              Outstanding Shares                by Survivor
---------------------             ------------------               ------------
Techtron Mfg. Inc.,                   100 Common                        190

        (a) The certificate of incorporation of Clarkson Industries, Inc., was filed in the Department of State on the 1st day of December, 1967.

        (b) Techtron Mfg., Inc., was incorporated under the laws of the State of Connecticut on the 18th day of December, 1957, and no application has been filed for authority to do business in the State of New York.

        (c) The merger is permitted by the laws of the State of incorporation of the foreign subsidiary and is in compliance therewith.

     3. The surviving corporation owns all of the outstanding shares of the corporation to be merged.

     4. The merger shall be effective as of the 31st day of December, 1984.

     5. The plan of merger was approved by resolutions adopted by the sole stockholder and the Board of Directors of the surviving corporation.

     IN WITNESS WHEREOF, this certificate has been signed on the 19 day of December, 1984 and the statements contained therein are affirmed as true under penalties of perjury.

                                               CLARKSON INDUSTRIES, INC.,


                                               By: /s/ Lester Lieberman
                                                   -----------------------------
                                                   Lester Lieberman, President


                                               By: /s/ John D. ???
                                                   -----------------------------
                                                   John D. ???, Secretary

                              CERTIFICATE OF CHANGE

                                       OF

                           CLARKSON INDUSTRIES, INC.,

               UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

     Pursuant to the provisions of Section 805-A of the Business Corporation Law, we the undersigned officers of the above corporation hereby certify:

     1. The name of the corporation is CLARKSON INDUSTRIES, INC.,

     2. The Certificate of Incorporation of the above corporation was filed by the Department of State on December 1, 1967

     3. The following was authorized by the Board of Directors:

     To change the post office address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served on him from c/o The Corporation Trust Company, 277 Park Avenue, New York, New York 10017 to c/o CJ Corporation System, 1633 Broadway, New York, New York 10019.

     To change the registered agent in New York upon whom all process against the corporation may be served from The Corporation Trust Company, 277 Park Avenue, New York, New York 10017 to CJ CORPORATION SYSTEM, 1633 Broadway,
New York, New York 10019.

     IN WITNESS WHEREOF, we have signed this certificate and we affirm the statements were ??? therein as true under penalties of perjury on 10/23/85
(date)

                                          /s/ James L. ???
                                          --------------------------------------
                                                       (Signature)


                                          James L. ??? - VP - Finance
                                          --------------------------------------
                                          (Type name and title of person signing
                                          must be president or a vice-president)


                                          /s/ John D. ???
                                          --------------------------------------
                                                       (Signature)


                                          John D. ??? - Secretary
                                          --------------------------------------
                                          (Type name and title of person signing
                                          must be secretary or an ??? secretary)

                                                                ???
                                                                ???

                                   CERTIFICATE

                                       OF

                                     MERGER

                                       OF

                        WESTERN GENERAL ENTERPRISES, INC.

                                      INTO

                            CLARKSON INDUSTRIES, INC.

                UNDER SECTION 905 OF THE BUSINESS CORPORATION LAW

                                    * * * * *

     Clarkson Industries, Inc., a New York corporation, pursuant to the provisions of Section 905 of the Business Corporation Law of the State of New York, hereby certifies as follows:

     1. Clarkson Industries, Inc., a corporation of the State of New York owns all of the outstanding shares of Western General Enterprises, Inc., a California corporation.

     2. As to each subsidiary corporation, the designation and number of outstanding shares and the number of such shares owned by the surviving corporation are as follows:

                                    Designation and                   Number of
                                       Number of                    Shares Owned
Name of Subsidiary                 Outstanding Shares                by Survivor
------------------                 ------------------               ------------
Western General                          (Common)
Enterprises, Inc.                           100                          100

     3. The certificate of incorporation of Clarkson Industries, Inc. was filed in the Department of State on the 1st day of December, 1967.

     4. Western General Enterprises, Inc., was incorporated under the laws of the State of California on the 31st day of May 1978, and no application has been filed for authority to do business in the State of New York.

     5. The merger is permitted by the laws of the state of incorporation of each foreign subsidiary and is in compliance therewith.

     6. The surviving corporation owns all of the outstanding shares of the corporation to be merged.

     7. The merger shall be effective on December 31, 1986, which shall be no later than thirty days after the filing hereof with the Department of State.

     8. The plan of merger was adopted by the Board of Directors of the surviving corporation.

     IN WITNESS WHEREOF, this certificate has been signed on the 30 day of December, 1986 and the statements contained therein are affirmed as true under penalties of perjury.

                                       CLARKSON INDUSTRIES, INC.,

                                       By /s/ James L. ???
                                          --------------------------------------
                                          James L. ???, Vice President - Finance

                                       By /s/ John D. ???
                                          --------------------------------------
                                          John D. ???, Secretary

                                   CERTIFICATE

                                       OF

                                     MERGER

                                       OF

                               HEWITT HOSE, INC.,

                                      INTO

                           CLARKSON INDUSTRIES, INC.,

                UNDER SECTION 905 OF THE BUSINESS CORPORATION LAW

                                    * * * * *

     Lester Lieberman and Thomas J. Mitchell, pursuant to the provisions of
Section 905 of the Business Corporation Law of the State of New York, hereby certify as follows:

     1. Clarkson Industries, Inc., a corporation of the State of New York owns all of the outstanding shares of Hewitt Hose, Inc., which was formed under the name APG HEWITT HOSE, INC.

     2. As to subsidiary corporation, the designation and number of outstanding shares (of each class) and the number of such shares owned by the surviving corporation are as follows:

                                    Designation and                 Number of
                                       Number of                  Shares Owned
Name of Subsidiary                 Outstanding Shares              by Survivor
------------------                 ------------------             ------------
Hewitt Hose, Inc.,                    25,000 Common                  25,000

     (a) The Certificate of Incorporation of Clarkson Industries, Inc., was filed in the Department of State on the 1st day of December, 1967.

     (b) Hewitt Hose, Inc., (Formerly A.P.G. Hewitt Hose, Inc.) was incorporated under the laws of the State of New York on the 3rd day of April, 1975.

     3. The surviving corporation owns all of the outstanding shares of the corporation to be merged.

     4. The merger shall be effective as of the date of filing.

     5. The plan of merger was approved by resolutions adopted by the sole stockholder and the Board of Directors of the surviving corporation.

     IN WITNESS WHEREOF, this certificate has been signed on the 2nd day of November, 1987 and the statements contained therein are affirmed as true under penalties of perjury.

                                       CLARKSON INDUSTRIES, INC.,

                                       By /s/ Lester Lieberman
                                          --------------------------------------
                                          Lester Lieberman, President

                                       By /s/ Thomas J. Mitchell
                                          --------------------------------------
                                          Thomas J. Mitchell, Secretary

     WE HEREBY DECLARE, under the penalties of false statements, that the statements are made in the foregoing certificate, insofar as they pertain to Hewitt Hose, Inc. are true.

                                       HEWITT HOSE, INC.,

                                       By /s/ Lester Lieberman
                                          --------------------------------------
                                          Lester Lieberman, President

                                       By /s/ Thomas J. Mitchell
                                          --------------------------------------
                                          Thomas J. Mitchell, Secretary

                              CERTIFICATE OF MERGER

                                       OF

                       THE CLARKSON COMPANIES INCORPORATED

                                      INTO

                           CLARKSON INDUSTRIES, INC.,

                            UNDER SECTION 904 OF THE
                            BUSINESS CORPORATION LAW

                                    * * * * *

     We, ??? undersigned, ??? ??? and EDGAR P. DEVYLDER, being respectively the Vice President and the Secretary of THE CLARKSON COMPANIES INCORPORATED, and James A. ??? ??? and EDGAR P. DEVYLDER, being respectively the President and the Secretary of CLARKSON INDUSTRIES, INC., hereby certify pursuant to section 904 of the Business Corporation Law of the State of New York that:

     1. The name of each constituent corporation is:

     THE CLARKSON COMPANIES INCORPORATED, a Delaware corporation, which filed its application for Authority with the Department of State of New York on November ??, 19??, hereinafter referred to as "Companies"; and CLARKSON INDUSTRIES, a New York corporation, hereinafter referred to as "Industries". The name of the surviving corporation is CLARKSON INDUSTRIES, INC.,

     2. Companies has 3,000 shares of Common stock, par value $1.00 per share, issued and outstanding. The holder of Companies common stock ??? ??? ???.

     3. Industries has 70,000 shares of Common stock, par value $1.00 per share issued and outstanding. The holder of Industries Common Stock is entitled to vote on the approval and adoption of the merger.

     4. On the effective date of the merger the Certificate of incorporation of Industries shall be the certificate of incorporation of the surviving corporation until thereafter amended as provided by law.

     5. The date when the Certificate of Incorporation of corporation was filed by the Department of State of the State of Delaware ??? September ??? ??? and the date when the Certificate of Incorporation of ??? ?? the Department of state of the State of New York was December 1, 1967.

     6. The Merger Agreement was approved and the merger was authorized by written consent of the sole director of Companies as of March 30, 1990 and by the ??? written consent of the Board of Directors of Industries as of March 30, ????. In addition, the Merger Agreement was approved and the merger was authorized by the written consent of the sole stockholder of Companies dated March 30, 1990 and by written consent of the sole stockholder of Industries as of March 30, 1990.

     7. The effective date of the merger shall be June 20, 1990.

     8. Companies has complied with the applicable provisions of the laws of the State of Delaware, in which it is incorporated, and this merger is permitted ??? laws.

     IN WITNESS WHEREOF, the constituent corporations have caused this Certificate of merger to be executed by their respective officers, being thereunto duly authorized, this ??? day of April, ????.

                                             THE CLARKSON COMPANIES INCORPORATED

     /s/ Edgar P. Devylder                   By: /s/ [ILLEGIBLE]
     ---------------------                       -------------------------------
         Secretary                               ???, Vice President
         EDGAR P. DEVYLDER

[SEAL]

                                             CLARKSON INDUSTRIES, INC.

     /s/ Edgar P. Devylder                   By: /s/ [ILLEGIBLE]
     ---------------------                       -------------------------------
         Secretary,                              ???, Secretary
         EDGAR P. DEVYLDER

[SEAL]

STATE OF CONNECTICUIT   )
                          ss. :
COUNTY OF FAIRFIELD     )

     I, James A. Fulton, first duly sworn, deposes and says that he is President of Clarkson Industries, Inc., that he has read the foregoing certificates and knows the contents thereof and that the statements therein contained are true.

                                             /s/ James A. Fulton
                                             -----------------------------------
                                                  James A. Fulton

Sworn to before me this
??th day of April, 1998

/s/ [ILLEGIBLE]
------------------------------------
Notary  Public, State of Connecticut

My Commission expires 3/31/93

STATE OF CONNECTICUT   )
                         ss.
COUNTY OF FAIRFIELD    )

     Edgar B. Sharp being first duly sworn, deposes and says that he is the Vice President of the Clarkson Companies Incorporated, that he has read the foregoing certificate and knows the contents thereof and that the statements therein contained are true.

                                             /s/ Edgar B. Sharp
                                             ------------------------
                                                 Edgar B. Sharp

Sworn to before me this
24th day of April, 1990


/s/ [ILLEGIBLE]
-------------------------------
Notary Public, State of Connecticut

My Commission expires 3/31/93

                              CERTIFICATE OF CHANGE

                                       OF

                           CLARKSON INDUSTRIES, INC.,

               Under Section 905-A of the Business Corporation Law

1.   The name of the corporation is
     CLARKSON INDUSTRIES, INC.

     If applicable, the original name under which it was formed is

2. The Certificate of Incorporation of said corporation was filed by the Department of State on 12/01/1967.

3. The address of C T Corporation System as the registered agent of said corporation is hereby changed from CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NY 10019 to 111 Eighth Avenue, New York, New York 10011.

4. The address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served on him is hereby changed from c/o CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NY 10019 to c/o C T Corporation System, 111 Eighth Avenue, New York, New York 10011.

5. Notice of the above changes was mailed to the corporation by C T Corporation System not less than 30 days prior to the date of delivery to the Department of State and such corporation has not objected thereto.

6. C T Corporation System is ??? the agent of such corporation to whose address the Secretary of State is required to mail copies of process and the registered agent of such corporation.

IN WITNESS WHEREOF, I have signed this certificate on September 1, 1999 and affirm the statements contained herein as true under penalties of perjury.

                                             C T CORPORATION SYSTEM

                                             By: /s/ Kenneth J. Uva
                                                 -------------------------------
                                                     Kenneth J. Uva
                                                     Vice President

NY Domestic Corporation - agent/process address

                                        1